CornerCap Balanced Fund
CornerCap Small-Cap Value Fund - Investor Shares
CornerCap Large/Mid-Cap Value Fund

Supplement to Prospectus Dated December 15, 2015

This Supplement to the Prospectus (“Prospectus”) dated December 15, 2015 for the CornerCap Balanced Fund, CornerCap Small-Cap Value Fund and CornerCap Large/Mid-Cap Value Fund (each a “Fund,” collectively, the “Funds”), each a series of CornerCap Group of Funds, updates the Prospectus to include revised information as described below. Please keep this supplement for future reference.

CornerCap Balanced Fund

Effective April 1, 2016, the “Annual Fund Operating Expenses” table, and the expense “Example” in the section entitled “Fees and Expenses of the Fund” on pages 1 and 2 of the Prospectus are hereby deleted in their entirety and replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.30%
Acquired Fund Fees and Expenses(1)	0.04%
Total Annual Fund Operating Expenses	1.24%
Fee Waiver and/or Expense Reimbursement(2)	(0.20)%
Net Annual Fund Operating Expenses(1)(2)	1.04%

(1)	The Balanced Fund bears a pro rata share of the fees and expenses of the other investment companies in which Balanced Fund invests (“Acquired Funds”). The operating expenses in this fee table may not correlate to the expense ratio in the Balanced Fund’s financial statements (or the financial highlights of this prospectus) because the financial statements include only the direct operating expenses incurred by the Balanced Fund, not the indirect costs of investing in the Acquired Funds.
(2)	The Balanced Fund’s Adviser, CornerCap Investment Counsel, Inc. (“Adviser”) has contractually agreed to waive fees and reimburse the Balanced Fund for “Total Annual Fund Operating Expenses” (exclusive of all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses, proxy expenses and extraordinary expenses) that exceed 1.00%. Te contractual agreement cannot be terminated prior to January 1, 2017 without the Board of Trustees’ approval.

Example

This Example is intended to help you compare the cost of investing in the Balanced Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Balanced Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Balanced Fund’s operating expenses remain the same except in year one. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$106	$374	$662	$1,482

CornerCap Large/Mid-Cap Value Fund

Effective April 1, 2016, the “Annual Fund Operating Expenses” table, and the expense “Example” in the section entitled “Fees and Expenses of the Fund” on page 11 of the Prospectus are hereby deleted in their entirety and replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.40%
Total Annual Fund Operating Expenses	1.30%
Fee Waiver and/or Expense Reimbursement(1)	(0.30)%
Net Annual Fund Operating Expenses(1)	1.00%

(1)
The Large/Mid-Cap Value Fund’s Adviser, CornerCap Investment Counsel, Inc. (“Adviser”) has contractually agreed to waive fees and reimburse the Balanced Fund for “Total Annual Fund Operating Expenses” (exclusive of all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses, proxy expenses and extraordinary expenses) that exceed 1.00%. The contractual agreement cannot be terminated prior to January 1, 2017 without the Board of Trustees’ approval.

Example

This Example is intended to help you compare the cost of investing in the Balanced Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Balanced Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Balanced Fund’s operating expenses remain the same except in year one. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$102	$383	$684	$1,541

Management

Effective April 1, 2016, the third paragraph, as well as the accompanying table and note, in the section entitled “Investment Adviser” on page 24 of the Prospectus are hereby deleted in their entirety and replaced with the following:

For its services to the Funds during their most recent fiscal year end, the Funds paid the Adviser the fees described below. All fees are expressed as an annualized percentage of the average net assets of each Fund.

	Balanced Fund	Small-Cap Value Fund – Investor Shares	Large/Mid-Cap Value Fund
Advisory Fee	0.90%	0.90%	0.90%
Operating Service Fee	0.30%	0.40%	0.40%
Fee Waiver	-0.10%	0.00%	-0.10%
Total Fees	1.10%	1.30%	1.20%

*

The Adviser previously had contractually agreed to waive fees and reimburse each of the Balanced Fund, the Small-Cap Value Fund – Investor Shares and the Large/Mid-Cap Value Fund for “Total Annual Fund Operating Expenses” (exclusive of interest, taxes, brokerage fees and commissions, acquired fund fees and expenses, and extraordinary expenses) that exceed 1.10%, 1.30% and 1.20%, respectively. Beginning April 1, 2016, the Adviser has contractually agreed to waive fees and reimburse each of the Balanced Fund, the Small-Cap Value Fund – Investor Shares and the Large/Mid-Cap Value Fund for “Total Annual Fund Operating Expenses” (exclusive of interest, taxes, brokerage fees and commissions, acquired fund fees and expenses, and extraordinary expenses) that exceed 1.00%, 1.30% and 1.00%, respectively. To the extent a Fund incurs excluded expenses, the expense ratio will increase. These contractual agreements cannot be terminated prior to January 1, 2017, without the Board of Trustees’ approval.

CornerCap Balanced Fund
CornerCap Small-Cap Value Fund - Investor Shares
CornerCap Large/Mid-Cap Value Fund

Supplement to Statment of Additional Information Dated December 15, 2015

This Supplement to the Statement of Additional Information (“SAI”) dated December 15, 2015 for the CornerCap Balanced Fund, CornerCap Small-Cap Value Fund and CornerCap Large/Mid-Cap Value Fund (each a “Fund,” collectively, the “Funds”), each a series of CornerCap Group of Funds, updates the SAI to include revised information as described below. Please keep this supplement for future reference.

ADVISORY AND ADMINISTRATION ARRANGEMENTS

Effective April 1, 2016, the third and fourth paragraphs (and accompanying tables) under the section entitled “ADVISORY AND OPERATIONS SERVICES AGREEMENTS”, beginning on page 18 of the SAI, are hereby deleted in their entirety and replaced with the following:

Notwithstanding the foregoing, the Adviser has contractually agreed to waive fees and reimburse the Balanced Fund, the Small-Cap Value Fund - Investor Shares and the Large/Mid-Cap Value Fund for “Total Annual Fund Operating Expenses” (exclusive of interest, taxes, brokerage fees and commissions, acquired fund fees and expenses, and extraordinary expenses) that exceed 1.00%, 1.30% and 1.00%, respectively, through January 1, 2017.

Accordingly, total expenses (after fee waivers and reimbursements) for each of the Funds, excepting brokerage interest, taxes, litigation and other extraordinary expenses, equals an annual rate of the Fund’s (or class of Fund shares’) daily net asset value ("NAV") as follows:

Fund	Total Expenses
Balanced Fund	1.00%
Small-Cap Value Fund - Investor Shares	1.30%
Small-Cap Value Fund - Institutional Shares	1.00%
Large/Mid-Cap Fund	1.00%